Supplement dated March 24, 2023 to the Initial Summary Prospectus, Updating Summary Prospectus and Statutory Prospectus dated May 1, 2022 for the Pacific Destinations O-Series variable annuity contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus (the "Prospectus") for your Contract, as supplemented. All information on your Prospectus dated May 1, 2022, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at PacificLife.com/Prospectuses. Please retain it for future reference.

Pacific Select Fund Portfolio Manager/Subadvisor Changes

Pacific Asset Management, LLC "PAM" and Aristotle Pacific Capital, LLC ("Aristotle Pacific") are completing a corporate reorganization and transfer of PAM to Aristotle Pacific. The Transaction is expected to occur in the second quarter of 2023. Upon completion of the transaction, the Portfolio Manager/Subadvisor of the Pacific Select Fund Floating Rate Income Portfolio, Pacific Select Fund High Yield Bond Portfolio Class I will change Pacific Asset Management LLC to Aristotle Pacific Capital LLC

Form No. DOSUP0323